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                                                                    EXHIBIT 24.1


                       TEXAS GAS TRANSMISSION CORPORATION

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation ("Texas Gas"), does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and REBECCA H. HILBORNE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Texas Gas, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities of Texas Gas with an initial aggregate offering price not to exceed two hundred million dollars ($200,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

              THAT the undersigned Texas Gas does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and REBECCA H. HILBORNE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

              Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

              IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 9th day of April, 1997.


/s/   Brian E. O'Neill                     /s/  E. Jack Ralph
---------------------------------          -----------------------------------
      Brian E. O'Neill                                  E. Jack Ralph
       President and                              Vice President, Treasurer,
   Chief Executive Officer                              and Controller
(Principal Executive Officer)                   (Principal Financial Officer
       and Director                            and Principal Accounting Officer)
                                                         and Director
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/s/  Keith E. Bailey                            /s/ Kim R. Cocklin
---------------------------------               -------------------------------
     Keith E. Bailey                                    Kim R. Cocklin

/s/ Gary D. Lauderdale                          /s/ Norris E. McDivitt
---------------------------------               -------------------------------
        Gary D. Lauderdale                            Norris E. McDivitt


/s/ Lewis A. Posekany, Jr.                      /s/ Frank M. Semple
---------------------------------               -------------------------------
       Lewis A. Posekany, Jr.                           Frank M. Semple




                                           TEXAS GAS TRANSMISSION CORPORATION



                                           By /s/ E. Jack Ralph
                                             ----------------------------------
                                                      E. Jack Ralph
                                                      Vice President

ATTEST:


/s/ David M. Higbee
-----------------------------
     David M. Higbee
        Secretary